EXHIBIT 32.1

DOUBLE EAGLE HOLDINGS, LTD. FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2011
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adam Adler, certify that:

1)	I am President, Chief Executive Officer and Chief Financial Officer of Double Eagle Holdings, Ltd.
2)
Attached to this certification is Form 10-Q for the quarter ended June 30, 2011, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3)	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, and
•	The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

August 12, 2011	By:	/s/ Adam Adler
Adam Adler,
Chief Executive Officer and
Chief Financial Officer